Exhibit 99.1

Shore Bancshares Reports Second Quarter and First-Half Results

EASTON, Md., July 25, 2019 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) (the "Company") reported net income of $4.224 million or $0.33 per diluted common share for the second quarter of 2019, compared to net income of $3.754 million or $0.29 per diluted common share for the first quarter of 2019, and net income of $4.391 million or $0.34 per diluted common share for the second quarter of 2018. Net income from continuing operations for the second quarter of 2019 was $4.228 million or $0.33 per diluted common share, compared to net income from continuing operations of $3.828 million or $0.30 per diluted common share for the first quarter of 2019, and net income from continuing operations of $4.192 million or $0.33 per diluted common share for the second quarter of 2018. The Company reported net income of $7.978 million or $0.62 per diluted common share for the first half of 2019, compared to net income of $8.449 million or $0.66 per diluted common share for the first half of 2018. Net income from continuing operations for the first half of 2019 was $8.056 million or $0.63 per diluted common share, compared to net income from continuing operations of $7.654 million or $0.60 per diluted common share for the first half of 2018.

When comparing net income from continuing operations for the second quarter of 2019 to the first quarter of 2019, the increase was primarily the result of higher noninterest income and lower noninterest expenses, partially offset by an increase in interest expense on deposits and an increase in the provision for credit losses. When comparing net income from continuing operations for the second quarter of 2019 to the second quarter of 2018, the slightly better results were attributed to interest and fees on loans, an increase in noninterest income and a lower provision for credit losses, almost entirely offset by an increase in interest expense on deposits and higher noninterest expenses.

"The second quarter produced positive results as we experienced strong growth in both loans and deposits," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "During the second quarter loans and deposits grew $28.6 million and $11.7 million, respectively. Loan growth had gotten off to a slow start in 2019, but we experienced a significant amount of growth late in the second quarter and we continue to see steady demand for the last half of 2019. Our focus on deposit growth has produced very positive results."

Balance Sheet Review
Total assets were $1.489 billion at June 30, 2019, a $5.5 million, or less than 1.0%, increase when compared to $1.483 billion at the end of 2018. The increase in total assets included loan growth of $44.9 million which was almost entirely funded by decreases in interest-bearing deposits with other banks of $30.2 million and investment securities (including restricted securities) of $10.5 million.

Total deposits increased $36.7 million, or 3.0%, when compared to December 31, 2018. The increase in total deposits primarily consisted of increases in time deposits greater than $100 thousand of $20.0 million, noninterest-bearing deposits of $16.5 million, other time deposits of $8.9 million and savings and money market accounts of $1.1 million, partially offset by decreases in interest-bearing checking deposits of $7.7 million and brokered deposits of $2.1 million.

Total stockholders' equity increased $8.1 million, or 4.4%, when compared to the end of 2018. At June 30, 2019, the ratio of total equity to total assets was 12.85% and the ratio of total tangible equity to total tangible assets was 11.66%.

Total assets at June 30, 2019 increased $36.8 million, or 2.5%, when compared to total assets at June 30, 2018. Total assets year over year increased primarily as a result of loan growth of $83.4 million which was partially funded by a decrease in investment securities (including restricted securities) of $32.2 million. In addition, the sale of Avon Dixon resulted in a decrease in assets of $11.3 million.

Total deposits at June 30, 2019 increased $73.9 million, or 6.3%, when compared to June 30, 2018. The increase in total deposits included growth within interest-bearing checking deposits of $29.0 million, time deposits of $100 thousand or more of $21.0 million, noninterest-bearing deposits of $20.3 million, money market and savings deposits of $7.1 million and other time deposits of $3.8 million. These increases resulted in a reduced dependence on brokered deposits which experienced a decrease of $7.4 million or 27.0% at June 30, 2019. Total stockholders' equity increased $23.2 million, or 13.8%, when compared to June 30, 2018.

Review of Quarterly Financial Results
Net interest income was $12.3 million for the second quarter of 2019, compared to $12.4 million for the first quarter of 2019 and $12.6 million for the second quarter of 2018. The primary reasons for the decrease in net interest income when compared to the first quarter of 2019 and second quarter 2018 were higher interest expense on deposits and lower interest income on taxable securities. Interest income increased when compared to the first quarter of 2019 due to an increase in the average balance on loans of $19.3 million. Similarly, interest income increased when compared to the second quarter of 2018 due to an increase in the average balance on loans of $79.9 million. The Company's net interest margin decreased to 3.54% from 3.61% in the first quarter of 2019 and decreased from 3.79% in the second quarter of 2018. The decline in net interest margin from the first quarter of 2019 and the second quarter 2018 was the direct result of higher rates paid on interest-bearing deposits and the timing of significant loan growth late in the second quarter of 2019 which had little impact on the average balance on loans and, correspondingly, interest income, partially offset by a decline in the average balance on short-term borrowings.

The provision for credit losses was $200 thousand for the three months ended June 30, 2019. The comparable amounts were $100 thousand and $418 thousand for the three months ended March 31, 2019 and June 30, 2018, respectively. The increase in the amount of provision for credit losses from the first quarter of 2019 was due the absence of recoveries experienced in the first quarter of 2019 which totaled $185 thousand. The decrease in the amount of provision for credit losses from the second quarter of 2018 was due to lower loan growth in the second quarter of 2019. Net charge-offs were $313 thousand for the second quarter of 2019, $25 thousand for the first quarter of 2019 and $84 thousand for the second quarter of 2018. The ratio of annualized net charge-offs to average loans was 0.10% for the second quarter of 2019, 0.01% for the first quarter of 2019 and 0.03% for the second quarter of 2018. The ratio of the allowance for credit losses to period-end loans was 0.83% at June 30, 2019, lower than the 0.86% at March 31, 2019 and 0.87% at June 30, 2018.

At June 30, 2019, nonperforming assets were $15.6 million, a decrease of $831 thousand, or 5.1%, when compared to March 31, 2019, primarily due to a decrease in nonaccrual loans of $768 thousand, or 5.0%. Accruing troubled debt restructurings ("TDRs") decreased $60 thousand, or 0.8% over the same time period. When comparing June 30, 2019 to June 30, 2018, nonperforming assets increased $7.2 million, or 86.8%, and accruing TDRs decreased $1.9 million, or 19.3%. The increase in nonperforming assets was due to a large nonaccrual loan with an outstanding loan balance of $7.5 million added late in the fourth quarter of 2018, in which the Company does not anticipate any further losses. The ratio of nonperforming assets and accruing TDRs to total assets was 1.56%, 1.63% and 1.24% at June 30, 2019, March 31, 2019 and June 30, 2018, respectively. In addition, the ratio of accruing TDRs to total loans at June 30, 2019 was 0.63%, compared to 0.65% at March 31, 2019 and 0.83% at June 30, 2018.

Total noninterest income from continuing operations for the second quarter of 2019 increased $421 thousand when compared to the first quarter of 2019 and increased $313 thousand when compared to the second quarter of 2018. The increase from the first quarter of 2019 and the second quarter of 2018 was the result of an increase in service charges on deposit accounts and additional fees on bank service charges included in other noninterest income.

Total noninterest expense from continuing operations for the second quarter of 2019 decreased $358 thousand when compared to the first quarter of 2019 and increased $132 thousand when compared to the second quarter of 2018. The decrease in noninterest expense compared to the first quarter of 2019 was primarily due to lower employee benefits and payroll taxes, other real estate owned expenses and legal and professional fees. The increase in noninterest expenses from the second quarter of 2018 was primarily due to increases in data processing fees, other real estate owned expenses and legal and professional fees, partially offset by lower salaries and wages expense.

Review of Six-Month Financial Results
Net interest income for the first six months of 2019 was $24.7 million, a decrease of $275 thousand, or 1.1% when compared to the first six months of 2018. The decrease was the direct result of an increase in interest expense on deposits, which was partially offset by an increase in interest and fees on loans. The average balance on loans increased $87.8 million and the yield on loans increased 11bps when comparing the periods. This increase in volume and yields on loans was offset by an increase in the average balance of interest-bearing deposits of $43.8 million, with an associated increase in rates paid on these deposits of 67bps. This resulted in a net interest margin of 3.57% for the first six months of 2019 compared to 3.80% for the first six months of 2018.

The provision for credit losses for the six months ended June 30, 2019 and 2018 was $300 thousand and $907 thousand, respectively, while net charge-offs were $338 thousand and $567 thousand, respectively. The decrease in provision for credit losses was the result of improved overall credit quality exclusive of the one large relationship mentioned above and lower net charge-offs for the first six months of 2019 compared to the first six months of 2018. In addition, loan growth in the first six months of 2019 has lagged the first six months of 2018. The ratio of annualized net charge-offs to average loans was 0.06% for the first half of 2019 and 0.10% for the first half of 2018.

Total noninterest income from continuing operations for the six months ended June 30, 2019 increased $361 thousand, or 8.1%, when compared to the same period in 2018. The increase in noninterest income primarily consisted of increases in service charges on deposit accounts and other fees on bank services.

Total noninterest expense from continuing operations for the six months ended June 30, 2019 increased $23 thousand, or 0.1%, when compared to the same period in 2018. Despite the insignificant increase in total noninterest expenses, salaries and wages decreased $769 thousand, which was offset by increases in employee benefits of $101 thousand, data processing of $272 thousand, legal and professional fees $225 thousand and other real estate owned expenses of $334 thousand.

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank. Shore Bancshares engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc. Financial Highlights (Dollars in thousands, except per share data)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019	2018	Change		2019	2018	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$12,293	$12,633	(2.7)%		$24,687	$24,962	(1.1)%
Provision for credit losses	200	418	(52.2)		300	907	(66.9)
Noninterest income	2,609	2,296	13.6		4,797	4,436	8.1
Noninterest expense	8,985	8,853	1.5		18,328	18,305	0.1
Income from continuing operations before income taxes	5,717	5,658	1.0		10,856	10,186	6.6
Income tax expense	1,489	1,466	1.6		2,800	2,532	10.6
Income from continuing operations	$4,228	$4,192	0.9		$8,056	$7,654	5.3

(Loss) Income from discontinued operations before income taxes	(4)	269	(101.5)		(103)	1,048	(109.8)
Income tax expense (benefit)	—	70	(100.0)		(25)	253	(109.9)
(Loss) Income from discontinued operations	(4)	199	(102.0)		(78)	795	(109.8)
Net income	$4,224	$4,391	(3.8)		$7,978	$8,449	(5.6)

From Continuing Operations:
Return on average assets	1.16%	1.18%	(2)	bp	1.11%	1.09%	2	bp
Return on average equity	8.97	10.10	(113)		8.69	9.31	(62)
Return on average tangible equity (1)	10.31	13.02	(271)		10.02	11.94	(192)
Net interest margin	3.54	3.79	(25)		3.57	3.80	(23)
Efficiency ratio - GAAP	60.29	59.30	99		62.16	62.22	(6)
Efficiency ratio - Non-GAAP (1)	59.09	57.67	142		60.93	61.04	(11)

PER SHARE DATA
Basic net income per common share
Income from continuing operations	$0.33	$0.33	—%		$0.63	$0.60	5.0%
(Loss) Income from discontinued operations	—	0.01	(100.0)		(0.01)	0.06	(116.7)
Net income	$0.33	$0.34	(2.9)		$0.62	$0.66	(6.1)
Diluted net income per common share
Income from continuing operations	$0.33	$0.33	—		$0.63	$0.60	5.0
(Loss) Income from discontinued operations	—	0.01	(100.0)		(0.01)	0.06	(116.7)
Net income	$0.33	$0.34	(2.9)		$0.62	$0.66	(6.1)

Dividends paid per common share	0.10	0.08	25.0		0.20	0.15	33.3
Book value per common share at period end	14.97	13.19	13.5
Tangible book value per common share at period end (1)	13.40	10.68	25.5
Market value at period end	16.34	19.02	(14.1)
Market range:
High	16.48	20.09	(18.0)		16.48	20.09	(18.0)
Low	14.84	17.92	(17.2)		14.00	16.28	(14.0)

AVERAGE BALANCE SHEET DATA
Loans	$1,221,215	$1,141,296	7.0%		$1,211,618	$1,123,852	7.8%
Investment securities	159,878	186,453	(14.3)		162,429	191,839	(15.3)
Earning assets	1,399,418	1,341,050	4.4		1,397,086	1,327,227	5.3
Assets	1,468,093	1,425,947	3.0		1,464,214	1,411,058	3.8
Deposits	1,233,951	1,161,790	6.2		1,224,876	1,165,184	5.1
Stockholders' equity	189,101	166,480	13.6		187,048	165,778	12.8

CREDIT QUALITY DATA
Net charge-offs	$313	$84	272.6%		$338	$567	(40.4)%

Nonaccrual loans	$14,592	$6,757	116.0
Loans 90 days past due and still accruing	439	—	—
Other real estate owned	524	1,569	(66.6)
Total nonperforming assets	15,555	8,326	86.8
Accruing troubled debt restructurings (TDRs)	7,768	9,620	(19.3)
Total nonperforming assets and accruing TDRs	$23,323	$17,946	30.0

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.85%	11.58%	127	bp
Period-end tangible equity to tangible assets (1)	11.66	9.59	207

Annualized net charge-offs to average loans	0.10	0.03	7		0.06%	0.10%	(4)	bp

Allowance for credit losses as a percent of:
Period-end loans	0.83	0.87	(4)
Nonaccrual loans	70.62	149.79	(7,917)
Nonperforming assets	66.25	121.56	(5,531)
Accruing TDRs	132.66	105.21	2,745
Nonperforming assets and accruing TDRs	44.18	56.40	(1,222)

As a percent of total loans:
Nonaccrual loans	1.18	0.58	60
Accruing TDRs	0.63	0.83	(20)
Nonaccrual loans and accruing TDRs	1.80	1.42	38

As a percent of total loans+other real estate owned:
Nonperforming assets	1.25	0.72	53
Nonperforming assets and accruing TDRs	1.88	1.55	33

As a percent of total assets:
Nonaccrual loans	0.98	0.47	51
Nonperforming assets	1.04	0.57	47
Accruing TDRs	0.52	0.66	(14)
Nonperforming assets and accruing TDRs	1.56	1.24	32
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(1) See the reconciliation table on page 16 of 16.

Shore Bancshares, Inc. Consolidated Balance Sheets (In thousands, except per share data)
				June 30, 2019
	June 30,	December 31,	June 30,	compared to
	2019	2018	2018	December 31, 2018
ASSETS
Cash and due from banks	$18,541	$16,294	$19,420	13.8%
Interest-bearing deposits with other banks	20,739	50,931	24,059	(59.3)
Cash and cash equivalents	39,280	67,225	43,479	(41.6)

Investment securities available for sale (at fair value)	145,410	154,432	175,566	(5.8)
Investment securities held to maturity	5,905	6,043	6,168	(2.3)
Equity securities, at fair value	1,325	1,269	652	4.4
Restricted securities	5,095	6,476	7,578	(21.3)

Loans	1,240,295	1,195,355	1,156,884	3.8
Less: allowance for credit losses	(10,305)	(10,343)	(10,121)	(0.4)
Loans, net	1,229,990	1,185,012	1,146,763	3.8

Premises and equipment, net	22,710	22,711	22,906	(0.0)
Goodwill	17,518	17,518	17,518	—
Other intangible assets, net	2,540	2,857	4,369	(11.1)
Other real estate owned, net	524	1,222	1,569	(57.1)
Right of use assets, net	3,663	—	—	—
Other assets	14,602	17,678	13,876	(17.4)
Assets of discontinued operations	—	633	11,270	(100.0)

Total assets	$1,488,562	$1,483,076	$1,451,714	0.4

LIABILITIES
Noninterest-bearing deposits	$346,916	$330,466	$326,634	5.0
Interest-bearing deposits	902,084	881,875	848,465	2.3
Total deposits	1,249,000	1,212,341	1,175,099	3.0

Short-term borrowings	25,508	60,812	102,741	(58.1)
Long-term borrowings	15,000	15,000	—	—
Lease liabilities	3,663	—	—	—
Accrued expenses and other liabilities	4,084	8,415	5,117	(51.5)
Liabilities of discontinued operations	—	3,323	642	(100.0)
Total liabilities	1,297,255	1,299,891	1,283,599	(0.2)

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	128	127	127	0.8
Additional paid in capital	65,376	65,434	65,562	(0.1)
Retained earnings	125,996	120,574	106,193	4.5
Accumulated other comprehensive (loss)	(193)	(2,950)	(3,767)	93.5
Total stockholders' equity	191,307	183,185	168,115	4.4

Total liabilities and stockholders' equity	$1,488,562	$1,483,076	$1,451,714	0.4

Period-end common shares outstanding	12,780	12,749	12,747	0.2
Book value per common share	$14.97	$14.37	$13.19	4.2

Shore Bancshares, Inc. Consolidated Statements of Income (In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30,			June 30,
	2019	2018	% Change	2019	2018	% Change
INTEREST INCOME
Interest and fees on loans	$13,749	$12,631	8.9%	$27,248	$24,675	10.4%
Interest on investment securities:
Taxable	887	982	(9.7)	1,885	2,003	(5.9)
Interest on deposits with other banks	113	61	85.2	276	99	178.8
Total interest income	14,749	13,674	7.9	29,409	26,777	9.8

INTEREST EXPENSE
Interest on deposits	2,204	580	280.0	4,151	1,128	268.0
Interest on short-term borrowings	145	461	(68.5)	358	687	(47.9)
Interest on long-term borrowings	107	—	—	213	—	—
Total interest expense	2,456	1,041	135.9	4,722	1,815	160.2

NET INTEREST INCOME	12,293	12,633	(2.7)	24,687	24,962	(1.1)
Provision for credit losses	200	418	(52.2)	300	907	(66.9)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,093	12,215	(1.0)	24,387	24,055	1.4

NONINTEREST INCOME
Service charges on deposit accounts	1,028	947	8.6	1,962	1,852	5.9
Trust and investment fee income	385	414	(7.0)	757	814	(7.0)
Other noninterest income	1,196	935	27.9	2,078	1,770	17.4
Total noninterest income	2,609	2,296	13.6	4,797	4,436	8.1

NONINTEREST EXPENSE
Salaries and wages	3,792	4,101	(7.5)	7,558	8,327	(9.2)
Employee benefits	1,068	1,045	2.2	2,322	2,221	4.5
Occupancy expense	668	650	2.8	1,359	1,327	2.4
Furniture and equipment expense	295	247	19.4	558	502	11.2
Data processing	919	689	33.4	1,829	1,557	17.5
Directors' fees	116	152	(23.7)	202	266	(24.1)
Amortization of intangible assets	155	228	(32.0)	317	327	(3.1)
FDIC insurance premium expense	181	214	(15.4)	386	419	(7.9)
Other real estate owned expenses, net	60	5	1,100.0	293	(41)	814.6
Legal and professional fees	559	487	14.8	1,160	935	24.1
Other noninterest expenses	1,172	1,035	13.2	2,344	2,465	(4.9)
Total noninterest expense	8,985	8,853	1.5	18,328	18,305	0.1

Income from continuing operations before income taxes	5,717	5,658	1.0	10,856	10,186	6.6
Income tax expense	1,489	1,466	1.6	2,800	2,532	10.6

Income from continuing operations	4,228	4,192	0.9	8,056	7,654	5.3

(Loss) income from discontinued operations before income taxes	(4)	269	(101.5)	(103)	1,048	(109.8)
Income tax (benefit) expense	—	70	(100.0)	(25)	253	(109.9)

(Loss) Income from discontinued operations	(4)	199	(102.0)	(78)	795	(109.8)

NET INCOME	$4,224	$4,391	(3.8)	$7,978	$8,449	(5.6)

Weighted average shares outstanding - basic	12,779	12,744	0.3	12,774	12,730	0.3
Weighted average shares outstanding - diluted	12,784	12,757	0.2	12,779	12,743	0.3

Basic net income per common share
Income from continuing operations	$0.33	$0.33	—	$0.63	$0.60	5.0
(Loss) Income from discontinued operations	—	0.01	(100.0)	(0.01)	0.06	(116.7)
Net income	$0.33	$0.34	(2.9)	$0.62	$0.66	(6.1)

Diluted net income per common share
Income from continuing operations	$0.33	$0.33	-	$0.63	$0.60	5.0
(Loss) Income from discontinued operations	—	0.01	(100.0)	(0.01)	0.06	(116.7)
Net income	$0.33	$0.34	(2.9)	$0.62	$0.66	(6.1)

Dividends paid per common share	0.10	0.08	25.0	0.20	0.15	33.3

Shore Bancshares, Inc. Consolidated Average Balance Sheets (Dollars in thousands)

	For the Three Months Ended				For the Six Months Ended
	June 30,				June 30,
	2019		2018		2019		2018
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$1,221,215	4.53%	$1,141,296	4.45%	$1,211,618	4.55%	$1,123,852	4.44%
Investment securities
Taxable	159,878	2.22	186,453	2.11	162,429	2.34	191,839	2.09
Interest-bearing deposits	18,325	2.47	13,301	1.82	23,039	2.42	11,536	1.72
Total earning assets	1,399,418	4.24%	1,341,050	4.10%	1,397,086	4.26%	1,327,227	4.08%
Cash and due from banks	17,225		16,905		17,211		16,646
Other assets	61,906		78,185		60,340		77,266
Allowance for credit losses	(10,456)		(10,193)		(10,423)		(10,081)
Total assets	$1,468,093		$1,425,947		$1,464,214		$1,411,058

Interest-bearing liabilities
Demand deposits	$234,775	0.65%	$204,068	0.21%	$237,271	0.63%	$210,403	0.22%
Money market and savings deposits	385,272	0.84	381,047	0.13	384,508	0.84	380,969	0.13
Brokered deposits	20,866	2.52	10,684	1.96	21,470	2.44	5,372	1.96
Certificates of deposit $100,000 or more	107,549	1.54	96,873	0.54	103,067	1.40	99,387	0.52
Other time deposits	145,900	1.31	146,946	0.45	143,226	1.16	149,619	0.46
Interest-bearing deposits	894,362	0.99	839,618	0.27	889,542	0.94	845,750	0.27
Short-term borrowings	21,557	2.70	91,980	2.01	27,239	2.65	74,381	1.86
Long-term borrowings	15,000	2.86	—	—	15,000	2.86	—	—
Total interest-bearing liabilities	930,919	1.06%	931,598	0.44%	931,781	1.02%	920,131	0.40%
Noninterest-bearing deposits	339,589		322,172		335,334		319,434
Accrued expenses and other liabilities	8,484		5,697		10,051		5,715
Stockholders' equity	189,101		166,480		187,048		165,778
Total liabilities and stockholders' equity	$1,468,093		$1,425,947		$1,464,214		$1,411,058

Net interest spread		3.18%		3.66%		3.24%		3.68%
Net interest margin		3.54%		3.79%		3.57%		3.80%
____________________________
(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc. Financial Highlights By Quarter (Dollars in thousands, except per share data)

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	Q2 2019		Q2 2019
	2019	2019	2018	2018	2018	compared to		compared to
	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2019		Q2 2018
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$12,334	$12,428	$12,756	$12,975	$12,661	(0.8)%		(2.6)%
Less: Taxable-equivalent adjustment	41	34	30	28	28	20.6		46.4
Net interest income	12,293	12,394	12,726	12,947	12,633	(0.8)		(2.7)
Provision for credit losses	200	100	460	307	418	100.0		(52.2)
Noninterest income	2,609	2,188	2,112	2,465	2,296	19.2		13.6
Noninterest expense	8,985	9,343	9,216	9,310	8,853	(3.8)		1.5
Income from continuing operations before income taxes	5,717	5,139	5,162	5,795	5,658	11.2		1.0
Income tax expense	1,489	1,311	1,309	1,539	1,466	13.6		1.6
Income from continuing operations	4,228	3,828	3,853	4,256	4,192	10.4		0.9

(Loss) Income from discontinued operations before income taxes	(4)	(99)	104	269	269	96.0		(101.5)
Gain on sale of insurance agency	—	—	12,736	—	—	—		—
Income tax expense (benefit)	—	(25)	4,599	71	70	100.0		(100.0)
(Loss) Income from discontinued operations	(4)	(74)	8,241	198	199	94.6		(102.0)

Net income	$4,224	$3,754	$12,094	$4,454	$4,391	12.5		(3.8)

From Continuing Operations:
Return on average assets	1.16%	1.06%	1.04%	1.16%	1.18%	10	bp	(2)	bp
Return on average equity	8.97	8.39	8.83	9.92	10.10	58		(113)
Return on average tangible equity (1)	10.31	9.72	11.34	12.77	13.02	59		(271)
Net interest margin	3.54	3.61	3.58	3.76	3.79	(7)		(25)
Efficiency ratio - GAAP	60.29	64.07	62.11	60.41	59.30	(378)		99
Efficiency ratio - Non-GAAP (1)	59.09	62.81	60.18	58.55	57.67	(372)		142

PER SHARE DATA
Basic net income per common share
Income from continuing operations	$0.33	$0.30	$0.30	$0.33	$0.33	10.0%		—%
(Loss) Income from discontinued operations	—	(0.01)	0.65	0.02	0.01	100.0		(100.0)
Net income	$0.33	$0.29	$0.95	$0.35	$0.34	13.8		(2.9)
Diluted net income per common share
Income from continuing operations	$0.33	$0.30	$0.30	$0.33	$0.33	10.0		—
(Loss) Income from discontinued operations	—	(0.01)	0.65	0.02	0.01	100.0		(100.0)
Net income	$0.33	$0.29	$0.95	$0.35	$0.34	13.8		(2.9)

Dividends paid per common share	0.10	0.10	0.09	0.08	0.08	—		25.0
Book value per common share at period end	14.97	14.64	14.37	13.45	13.19	2.3		13.5
Tangible book value per common share at period end (1)	13.40	13.06	12.77	10.96	10.68	2.6		25.5
Market value at period end	16.34	14.91	14.54	17.82	19.02	9.6		(14.1)
Market range:
High	16.48	16.11	18.32	19.84	20.09	2.3		(18.0)
Low	14.84	14.00	12.95	16.63	17.92	6.0		(17.2)

AVERAGE BALANCE SHEET DATA
Loans	$1,221,215	$1,201,913	$1,189,504	$1,174,513	$1,141,296	1.6%		7.0%
Investment securities	159,878	165,009	177,700	178,572	186,453	(3.1)		(14.3)
Earning assets	1,399,418	1,394,728	1,385,368	1,370,573	1,341,050	0.3		4.4
Assets	1,468,093	1,460,291	1,463,839	1,457,074	1,425,947	0.5		3.0
Deposits	1,233,951	1,215,702	1,197,445	1,192,845	1,161,790	1.5		6.2
Stockholders' equity	189,101	184,972	173,214	170,299	166,480	2.2		13.6

CREDIT QUALITY DATA
Net charge-offs	$313	$25	$445	$100	$84	1,152.0%		272.6%

Nonaccrual loans	$14,592	$15,360	$16,655	$7,362	$6,757	(5.0)		116.0
Loans 90 days past due and still accruing	439	47	139	3	—	834.0		—
Other real estate owned	524	979	1,222	1,518	1,569	(46.5)		(66.6)
Total nonperforming assets	$15,555	$16,386	$18,016	$8,883	$8,326	(5.1)		86.8

Accruing troubled debt restructurings (TDRs)	$7,768	$7,828	$8,663	$8,933	$9,620	(0.8)		(19.3)

Total nonperforming assets and accruing TDRs	$23,323	$24,214	$26,679	$17,816	$17,946	(3.7)		30.0

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.85%	12.59%	12.35%	11.63%	11.58%	26	bp	127	bp
Period-end tangible equity to tangible assets (1)	11.66	11.39	11.13	9.69	9.59	27		207

Annualized net charge-offs to average loans	0.10	0.01	0.15	0.03	0.03	9		7

Allowance for credit losses as a percent of:
Period-end loans	0.83	0.86	0.87	0.87	0.87	(3)		(4)
Nonaccrual loans	70.62	67.83	62.10	140.29	149.79	279		(7,917)
Nonperforming assets	66.25	63.58	57.41	116.27	121.56	267		(5,531)
Accruing TDRs	132.66	133.09	119.39	115.62	105.21	(43)		2,745
Nonperforming assets and accruing TDRs	44.18	43.02	38.77	57.97	56.40	116		(1,222)

As a percent of total loans:
Nonaccrual loans	1.18	1.27	1.39	0.62	0.58	(9)		60
Accruing TDRs	0.63	0.65	0.72	0.76	0.83	(2)		(20)
Nonaccrual loans and accruing TDRs	1.80	1.91	2.12	1.38	1.42	(11)		38

As a percent of total loans+other real estate owned:
Nonperforming assets	1.25	1.35	1.51	0.75	0.72	(10)		53
Nonperforming assets and accruing TDRs	1.88	2.00	2.23	1.51	1.55	(12)		33

As a percent of total assets:
Nonaccrual loans	0.98	1.03	1.12	0.50	0.47	(5)		51
Nonperforming assets	1.04	1.10	1.21	0.60	0.57	(6)		47
Accruing TDRs	0.52	0.53	0.58	0.61	0.66	(1)		(14)
Nonperforming assets and accruing TDRs	1.56	1.63	1.80	1.21	1.24	(7)		32
______________________
(1) See the reconciliation table on page 16 of 16.

Shore Bancshares, Inc. Consolidated Statements of Income By Quarter (In thousands, except per share data)
						Q2 2019	Q2 2019
						compared to	compared to
	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2019	Q2 2018
INTEREST INCOME
Interest and fees on loans	$13,749	$13,499	$13,452	$13,205	$12,631	1.9%	8.9%
Interest on investment securities:
Taxable	887	998	1,339	947	982	(11.1)	(9.7)
Interest on deposits with other banks	113	163	103	84	61	(30.7)	85.2
Total interest income	14,749	14,660	14,894	14,236	13,674	0.6	7.9

INTEREST EXPENSE
Interest on deposits	2,204	1,947	1,577	826	580	13.2	280.0
Interest on short-term borrowings	145	213	486	463	461	(31.9)	(68.5)
Interest on long-term borrowings	107	106	105	—	—	0.9	—
Total interest expense	2,456	2,266	2,168	1,289	1,041	8.4	135.9

NET INTEREST INCOME	12,293	12,394	12,726	12,947	12,633	(0.8)	(2.7)
Provision for credit losses	200	100	460	307	418	100.0	(52.2)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,093	12,294	12,266	12,640	12,215	(1.6)	(1.0)

NONINTEREST INCOME
Service charges on deposit accounts	1,028	934	1,045	982	947	10.1	8.6
Trust and investment fee income	385	372	360	383	414	3.5	(7.0)
Other noninterest income	1,196	882	707	1,100	935	35.6	27.9
Total noninterest income	2,609	2,188	2,112	2,465	2,296	19.2	13.6

NONINTEREST EXPENSE
Salaries and wages	3,792	3,766	3,999	4,209	4,101	0.7	(7.5)
Employee benefits	1,068	1,254	797	983	1,045	(14.8)	2.2
Occupancy expense	668	691	649	646	650	(3.3)	2.8
Furniture and equipment expense	295	263	236	212	247	12.2	19.4
Data processing	919	910	844	930	689	1.0	33.4
Directors' fees	116	86	145	145	152	34.9	(23.7)
Amortization of intangible assets	155	162	269	270	228	(4.3)	(32.0)
FDIC insurance premium expense	181	205	159	193	214	(11.7)	(15.4)
Other real estate owned expenses, net	60	233	228	166	5	(74.2)	1,100.0
Legal and professional fees	559	601	603	443	487	(7.0)	14.8
Other noninterest expenses	1,172	1,172	1,287	1,113	1,035	—	13.2
Total noninterest expense	8,985	9,343	9,216	9,310	8,853	(3.8)	1.5

Income from continuing operations before income taxes	5,717	5,139	5,162	5,795	5,658	11.2	1.0
Income tax expense	1,489	1,311	1,309	1,539	1,466	13.6	1.6

Income from continuing operations	4,228	3,828	3,853	4,256	4,192	10.4	0.9

(Loss) Income from discontinued operations before income taxes	(4)	(99)	104	269	269	96.0	(101.5)
Gain on sale of insurance agency	—	—	12,736	—	—	—	—
(Loss) Income tax expense (benefit)	—	(25)	4,599	71	70	100.0	(100.0)

Income from discontinued operations	(4)	(74)	8,241	198	199	94.6	(102.0)

NET INCOME	$4,224	$3,754	$12,094	$4,454	$4,391	12.5	(3.8)

Weighted average shares outstanding - basic	12,779	12,769	12,749	12,748	12,744	0.1	0.3
Weighted average shares outstanding - diluted	12,784	12,773	12,766	12,761	12,757	0.1	0.2

Basic net income per common share
Income from continuing operations	$0.33	$0.30	$0.30	$0.33	$0.33	10.0	—
(Loss) Income from discontinued operations	—	(0.01)	0.65	0.02	0.01	100.0	(100.0)
Net income	$0.33	$0.29	$0.95	$0.35	$0.34	13.8	(2.9)
Diluted net income per common share
Income from continuing operations	$0.33	$0.30	$0.30	$0.33	$0.33	10.0	—
(Loss) Income from discontinued operations	—	(0.01)	0.65	0.02	0.01	100.0	(100.0)
Net income	$0.33	$0.29	$0.95	$0.35	$0.34	13.8	(2.9)

Dividends paid per common share	0.10	0.10	0.09	0.08	0.08	—	25.0

Shore Bancshares, Inc. Consolidated Average Balance Sheets By Quarter (Dollars in thousands)
											Average balance
											Q2 2019	Q2 2019
											compared to	compared to
	Q2 2019		Q1 2019		Q4 2018		Q3 2018		Q2 2018		Q1 2019	Q2 2018
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	1,221,215	4.53%	$1,201,913	4.57%	$1,189,504	4.50%	$1,174,513	4.47%	$1,141,296	4.45%	1.6%	7.0%
Investment securities
Taxable	159,878	2.22	165,009	2.45	177,700	2.46	178,572	2.12	186,453	2.11	(3.1)	(14.3)
Interest-bearing deposits	18,325	2.47	27,806	2.38	18,164	2.25	17,488	1.91	13,301	1.82	(34.1)	37.8
Total earning assets	1,399,418	4.24%	1,394,728	4.27%	1,385,368	4.20%	1,370,573	4.13%	1,341,050	4.10%	0.3	4.4
Cash and due from banks	17,225		17,196		18,204		17,790		16,905		0.2	1.9
Other assets	61,906		58,756		70,858		79,065		78,185		5.4	(20.8)
Allowance for credit losses	(10,456)		(10,389)		(10,591)		(10,354)		(10,193)		0.6	2.6
Total assets	$1,468,093		$1,460,291		$1,463,839		$1,457,074		$1,425,947		0.5	3.0

Interest-bearing liabilities
Demand deposits	$234,775	0.65%	$239,794	0.61%	$218,519	0.53%	$221,905	0.32%	$204,068	0.21%	(2.1)	15.0
Money market and savings deposits	385,272	0.84	383,738	0.85	378,163	0.68	373,357	0.14	381,047	0.13	0.4	1.1
Brokered deposits	20,866	2.52	22,080	2.37	22,816	2.17	25,507	2.01	10,684	1.96	(5.5)	95.3
Certificates of deposit $100,000 or more	107,549	1.54	98,535	1.24	97,023	0.94	97,563	0.69	96,873	0.54	9.1	11.0
Other time deposits	145,900	1.31	140,523	1.02	141,702	0.80	145,130	0.57	146,946	0.45	3.8	(0.7)
Interest-bearing deposits	894,362	0.99	884,670	0.89	858,223	0.73	863,462	0.36	839,618	0.27	1.1	6.5
Short-term borrowings	21,557	2.70	32,984	2.62	72,462	2.66	87,925	2.09	91,980	2.01	(34.6)	(76.6)
Long-term borrowings	15,000	2.86	15,000	2.87	14,348	2.89	—	—	—	—	—	—
Total interest-bearing liabilities	930,919	1.06%	932,654	0.99%	945,033	0.91%	951,387	0.52%	931,598	0.44%	(0.2)	(0.1)
Noninterest-bearing deposits	339,589		331,032		339,222		329,383		322,172		2.6	5.4
Accrued expenses and other liabilities	8,484		11,633		6,370		6,005		5,697		(27.1)	48.9
Stockholders' equity	189,101		184,972		173,214		170,299		166,480		2.2	13.6
Total liabilities and stockholders' equity	$1,468,093		$1,460,291		$1,463,839		$1,457,074		$1,425,947		0.5	3.0

Net interest spread		3.18%		3.28%		3.29%		3.61%		3.66%
Net interest margin		3.54%		3.61%		3.58%		3.76%		3.79%
____________________________________
(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc. Reconciliation of Generally Accepted Accounting Principles (GAAP) and Non-GAAP Measures (In thousands, except per share data)

						YTD	YTD
	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	6/30/2019	6/30/2018

The following reconciles return on average equity and return on average tangible equity from continuing operations (Note 1):

Net income from continuing operations	$4,228	$3,828	$3,853	$4,256	$4,192	$8,056	$7,654
Net income from continuing operations - annualized (A)	$16,958	$15,525	$15,286	$16,885	$16,814	$16,246	$15,435

Net income, excluding net amortization of intangible assets	$4,344	$3,949	$4,054	$4,457	$4,362	$8,293	$7,898

Net income, excluding net amortization of intangible assets - annualized (B)	$17,424	$16,015	$16,084	$17,683	$17,496	$16,723	$15,927

Average stockholders' equity (C)	$189,101	$184,972	$173,214	$170,299	$166,480	$187,048	$165,778
Less: Average goodwill and other intangible assets	(20,138)	(20,281)	(31,410)	(31,810)	(32,088)	(20,209)	(32,403)
Average tangible equity (D)	$168,963	$164,691	$141,804	$138,489	$134,392	$166,839	$133,375

Return on average equity (GAAP) (A)/(C)	8.97%	8.39%	8.83%	9.91%	10.10%	8.69%	9.31%
Return on average tangible equity (Non-GAAP) (B)/(D)	10.31%	9.72%	11.34%	12.77%	13.02%	10.02%	11.94%

The following reconciles GAAP efficiency ratio and non- GAAP efficiency ratio from continuing operations (Note 2):

Noninterest expense (E)	$8,985	$9,343	$9,216	$9,310	$8,853	$18,328	$18,305
Less: Amortization of intangible assets	(155)	(162)	(269)	(270)	(228)	(317)	(327)
Adjusted noninterest expense (F)	$8,830	$9,181	$8,947	$9,040	$8,625	$18,011	$17,978

Net interest income (G)	12,293	12,394	12,726	12,947	12,633	24,687	24,962
Add: Taxable-equivalent adjustment	41	34	30	28	28	75	56
Taxable-equivalent net interest income (H)	$12,334	$12,428	$12,756	$12,975	$12,661	$24,762	$25,018

Noninterest income (I)	$2,609	$2,188	$2,112	$2,465	$2,296	$4,797	4,436
Adjusted noninterest income (J)	$2,609	$2,188	$2,112	$2,465	$2,296	$4,797	$4,436

Efficiency ratio (GAAP) (E)/(G)+(I)	60.29%	64.07%	62.11%	60.41%	59.30%	62.16%	62.22%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	59.09%	62.81%	60.18%	58.55%	57.67%	60.93%	61.04%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$191,307	$187,082	$183,185	$171,419	$168,115
Less: Goodwill and other intangible assets	(20,058)	(20,214)	(20,383)	(31,706)	(31,987)
Tangible equity (M)	$171,249	$166,868	$162,802	$139,713	$136,128

Shares outstanding (N)	12,780	12,780	12,749	12,748	12,747

Book value per common share (GAAP) (L)/(N)	$14.97	$14.64	$14.37	$13.45	$13.19
Tangible book value per common share (Non-GAAP) (M)/(N)	$13.40	$13.06	$12.77	$10.96	$10.68

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$191,307	$187,082	$183,185	$171,419	$168,115
Less: Goodwill and other intangible assets	(20,058)	(20,214)	(20,383)	(31,706)	(31,987)
Tangible equity (P)	$171,249	$166,868	$162,802	$139,713	$136,128

Assets (Q)	$1,488,562	$1,485,799	$1,483,076	$1,473,543	$1,451,714
Less: Goodwill and other intangible assets	(20,058)	(20,214)	(20,383)	(31,706)	(31,987)
Tangible assets (R)	$1,468,504	$1,465,585	$1,462,693	$1,441,837	$1,419,727

Period-end equity/assets (GAAP) (O)/(Q)	12.85%	12.59%	12.35%	11.63%	11.58%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	11.66%	11.39%	11.13%	9.69%	9.59%
____________________________________
Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Executive Vice President and Chief Financial Officer, 410-763-7800